Legg Mason Growth Trust, Inc. Investment Commentary and Quarterly Report to Shareholders September 30, 2006

Contents

Commentary
Investment Commentary	ii

Quarterly Report to Shareholders
President’s Letter	1
Performance Information	3
Portfolio of Investments	9

ii  Investment Commentary

Legg Mason Growth Trust, Inc.
Fund Performance

Growth Trust’s total return for the third quarter 2006 is shown below with the total returns of several comparable indices. In addition, we have provided year-to-date, one-year, three-year, five-year, ten-year and since-inception total returns for the periods ended September 30, 2006.

	Third	Year		Average Annual Total Returns
	Quarter	To	One	Five	Ten	Since
	2006	Date	Year	Years	Years	InceptionA

Growth Trust
Primary Class	+0.11%	−8.44%	−3.35%	+13.06%	+9.47%	+10.33%
Financial Intermediary Class	+0.31%	−7.92%	−2.63%	N/A	N/A	+1.67%
Institutional Class	+0.42%	−7.69%	−2.31%	N/A	N/A	+1.51%
S&P 500 Stock Composite IndexB	+5.67%	+8.53%	+10.79%	+6.97%	+8.59%	+10.57%
Dow Jones Industrial AverageC	+5.35%	+10.86%	+13.14%	+8.07%	+9.18%	+11.29%
Lipper Large-Cap Growth Funds IndexD	+1.85%	−1.14%	+2.46%	+3.56%	+4.64%	+7.20%
Lipper Large-Cap Value Funds IndexE	+5.81%	+10.53%	+12.59%	+8.01%	+8.60%	+10.35%
NASDAQ CompositeF	+4.15%	+3.02%	+5.83%	+9.16%	+6.76%	+9.49%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Financial Intermediary and Institutional Classes please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Performance would have been lower if fees had not been waived in various periods.

A The Fund’s Primary Class inception date is April 17, 1995. The Financial Intermediary Class inception date is January 29, 2004. The Institutional Class inception date is March 4, 2004. Index returns are for periods beginning April 30, 1995. Although it is not possible to invest directly in an index, it is possible to purchase investment vehicles designed to track the performance of certain indexes.
B A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market.
C A total return price-weighted average based on the price movements of 30 blue chip stocks, computed by reinvesting quarterly dividends on a daily basis.
D An index comprised of the 30 largest funds in the Lipper universe of 768 large-cap growth funds.
E An index comprised of the 30 largest funds in the Lipper universe of 520 large-cap value funds.
F A market capitalization price-only index that tracks the performance of domestic common stocks traded on the regular NASDAQ market, as well as National Market System traded foreign common stocks and ADRs.
N/A - Not applicable

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary  iii

The third quarter of 2006 was quite remarkable for Legg Mason Growth Trust shareholders. For the quarter, we were up a barely noticeable 11 basis pointsG while the S&P 500 Index gained 5.67% and the Lipper Large-Cap Growth Index gained 1.85%. You might think by these numbers we were lazily sitting around watching others tack on gains, but a month-to-month look at the quarter reveals an extraordinarily bumpy ride.

In July, our Fund was down 670 basis points compared to the S&P 500 Index, which was up 60 basis points. As you can see from the S&P 500 Index sector performance, July turned out to be a strong reflection of 2006 year-to-date. If you owned energy and utilities you did well and if you owned information technology, and consumer discretionary (both of which contain internet stocks) you did poorly. As Growth Trust shareholders know by now, we do not own the commodity side of the market, instead opting for what we believe to be the long duration growth companies.

S&P 500 INDEX SECTOR PERFORMANCE

Sector	July

Health Care	5.4%
Energy	5.0%
Utilities	4.8%
Telecommunication Services	4.2%
Financials	2.3%
Consumer Staples	1.8%
Consumer Discretionary	–3.4%
Materials	–3.5%
Information Technology	–3.8%
Industrials	–5.3%

What was remarkable about the quarter was what happened the following month. In August our Fund was up 580 basis points while the S&P 500 Index gained 240 basis points. Looking at the S&P 500 sectors again, you can see that all of a sudden, the market wanted to buy information technology and consumer discretionary stocks, and for the first time this year it sold energy stocks. Go figure - In the span of 30 days the stock market did a 180-degree turn.

G 100 basis points = 1%.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

iv  Investment Commentary

S&P 500 INDEX SECTOR PERFORMANCE

Sector	August

Information Technology	8.3%
Consumer Staples	3.6%
Health Care	2.7%
Materials	2.7%
Utilities	2.3%
Consumer Discretionary	1.9%
Telecommunication Services	1.2%
Industrials	1.2%
Financials	0.8%
Energy	–4.1%

September turned out to be a less volatile month with our Fund up 140 basis points and the S&P 500 Index up 260 basis points. Again, you can see that the market rewarded consumer discretionary and information technology stocks, while materials, consumer staples, utilities and energy all posted declines for the month.

S&P 500 INDEX SECTOR PERFORMANCE

Sector	September

Consumer Discretionary	6.4%
Financials	4.1%
Information Technology	4.0%
Telecommunication Services	4.0%
Industrials	3.8%
Health Care	1.4%
Materials	–0.2%
Consumer Staples	–0.4%
Utilities	–1.9%
Energy	–2.8%

You might be asking yourself why a portfolio manager dedicated to long-term investing results is ruminating about monthly results. It is a good question. The answer is we are, in my judgment, at the crossroads of a leadership change in the market, one we have been calling for since the beginning of the year. Those that have read our past quarterly letters know we are of the opinion that oil prices above $65 per barrel were significantly overvalued compared to the marginal cost of production. In addition, we felt the defensive side of the market, which would include consumer nondurables, was selling at very high prices relative to valuation. In 2006, the market has been willing to pay up for defense while discounting offense. The offensive side of the market, which includes consumer discretionary, Internet and information technology stocks, has struggled, as it customarily does in the face of rising interest rates and rising inflation expectations. Once the market perceived commodity prices were topping out, coupled with the

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary  v

idea the Federal Reserve would soon stop raising interest rates, we postulated our portfolio would perform much better. In fact, we believe that is what happened in the second and third months of the quarter.

For the quarter, our major Internet holdings continued to pull the portfolio down. Yahoo! Inc. dropped 23% after it announced the delay of the implementation of its new paid search platform named Panama. The market had expected the new search platform to launch in the third quarter; instead the company announced it would delay the introduction of Panama for one quarter. In addition, Terry Semel, CEO of Yahoo announced that advertising softness from economically sensitive automakers and financial services could negatively impact third quarter results.

Amazon.com Inc., although still impressively posting outstanding sales growth numbers, has been dogged by a drop in its operating margins. Jeff Bezos, CEO of Amazon.com has maintained a steady capital reinvestment program in technology and content spending over the past 18 months. We believe this is money well spent. The investment in technology and content should enable Amazon.com to earn not only higher sales but even higher rates of return on capital. Of course, the “just-in-time-market” we live in has little patience for long-term results and instead instantly discounts the most recent economic performance as if it is a long-term linear phenomenon. According to Bezos, Amazon.com’s high capital investment spending is coming to an end in which case operating margins should be near trough levels. As it becomes clear to the market the company’s operating margins are not going to zero and if, as we expect, they begin to improve, we believe the stock price will march along side the improvement in profitability.

After this latest sell-off, the valuation of Internet companies is striking when compared to those of consumer and media companies, which, in our opinion, possess much weaker secular growth potential and less attractive business models. Based on their ’08 enterprise value to EBITDAH multiples, Amazon.com now trades below established consumer nondurable companies such as Proctor & Gamble and Coca-Cola, despite growing revenues twice as fast. Yahoo, which could potentially lift pricing by 30% to 40% with its new search platform upgrade, trades at 8.6x our ’08 EBITDA estimate, leaving the company on par with secularly challenged newspapers and cheaper than terrestrial radio companies.

Although there is no assurance that we will be right in our conclusions, we believe there is significant mispricing in our major Internet companies. We believe the market has overreacted to short-term economic results, erroneously projecting subpar results into the future. We believe this recent investor pessimism is misguided. As such, we have continued to add money to our Amazon.com and Yahoo positions.

On the plus side, we have seen a significant snap back in the price of Electronic Arts Inc. (EA). After tumbling 25% in May, shares of EA  have reclaimed lost ground rising 30% in the quarter. In May, investors mistakenly thought the market for game software was deteriorating,

H Earnings before interest, taxes, depreciation and amortization.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

vi  Investment Commentary

a view we did not share. In August, the U.S. video game software revenue grew 17.5% with EA claiming an impressive market share of 52% on the next generation Xbox 360 platform. In addition, EA’s Madden NFL football continues to be one of the top selling sports software games.

Our portfolio has also benefited from the better than expected results at American International Group, Inc. (AIG), which reported second quarter results ahead of analysts’ expectations. Despite the rise in its share price, AIG still trades at historically low valuations despite its robust growth prospects and mid-teens return on equity. Harley-Davidson, Inc. gained 15% in the quarter. Consumers have reacted very positively to Harley’s new bikes and sales are up 8% year-to-date. We have also achieved good results from our Cisco Systems, Inc. investment. During the quarter, Cisco advanced 18% after a very strong quarter and increased guidance. CEO John Chambers now forecasts revenue growth of 15% to 20% by July of next year. Notably, Cisco’s recent acquisition of video set-top box maker Scientific-Atlanta, chipped in a better than expected $580 million in revenue for the most recently reported quarter. In the future, we expect the Scientific-Atlanta platform to offer Cisco an opportunity to penetrate an untapped and burgeoning market for Web-based television and video.

Lastly, our investment in General Electric Company is beginning to pay off for shareholders. The share price of GE  advanced nearly 8% in the quarter. We believe the market is beginning to take notice of CEO Jeffrey Immelt’s management success. The company is selling off its poor performing cyclical businesses while allocating capital to its better-performing units. In its most recent third-quarter report, GE reported 12% growth in revenues. GE’s infrastructure segment led the way with revenues rising 20% year over year. NBC Universal also posted a 20% year-over-year gain. GE Money (formerly GE Consumer Finance) boosted revenues 14% while commercial finance had a sales gain of 11%. Health care increased revenues by 9%. Only the industrial division posted subpar results with revenues rising 3%. Immelt has publicly stated he expects GE to grow revenues 2x to 3x faster than world GDP, which is an impressive goal. Of course growing revenues is but half the battle, the company must also do it profitably. On that front, we are pleased to report the operating profit margin at GE increased 30 basis points to 14.7%, while return on total capital jumped 180 basis points year over year to 18% – well above the company’s cost of capital. Year-to-date the company has repurchased 209 million shares for $7.1 billion, which is approximately 2% of the shares outstanding. In our assessment, GE is an above-average blue chip growth company selling at a below-average price earnings multiple. If the market turns its attention away from short duration commodity trades to long-term secular growth opportunities, we believe that General Electric would likely see its share price advance.

Overall, we are very pleased with our portfolio. Many of our companies are achieving both short-term and long-term economic success. Although our Internet positions have struggled over the short run, we remain convinced they will prove to be long-term growth success stories.

In our last report to shareholders we discussed the tug-of-war between “fast money” and “time arbitrage.” We are quite aware there are strategies and now even television programs

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Investment Commentary  vii

dedicated to helping people make money quickly. We also told you that even though “fast money” strategies appear to be popular, we are not a Fund that seeks to replicate this approach. Instead, we are about “time arbitrage.” Our goal is to select outstanding long-term growth companies that our analysis shows are selling at prices well-below our calculation of the value of these companies. Over time, we believe the gap between price and value will close and if it does we would earn a rate of return higher than the market rate of return.

Sometimes the price-value gap closes quickly. Other times it takes a bit longer. That is okay with us. As long as we believe that our eventual rate of return from the investment will beat the market rate of return we will remain patient. Long-term investing might not be fashionable but it is a process that has served us very well over the last five to 10 years. I do recognize the last three years have been difficult for shareholders, but I remain convinced our growth stock valuation approach will serve us well in the future.

As always we appreciate your support and confidence. If you have any questions, please do not hesitate to contact us.

Robert G. Hagstrom, CFA

October 13, 2006
DJIA: 11,960.51

Investment Risks: As a “non-diversified” fund an investment in the Fund will entail greater price risk than an investment in a diversified fund because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of the Fund’s portfolio. International investments are subject to currency fluctuations, social, economic and political risks.

The views expressed in this commentary reflect those solely of the portfolio manager as of the date of this commentary and may differ from those of Legg Mason, Inc. or its affiliates. Any such views are subject to change at any time based on market or other conditions, and Legg Mason Growth Trust, Inc. and Legg Mason Investor Services, LLC disclaim any responsibility to update such views. These views are not intended to be a forecast of future events, a guarantee of future results or investment advice. Because investment decisions for the Legg Mason Funds are based on numerous factors, these views may not be relied upon as an indication of trading intent on behalf of any Legg Mason Fund. The information contained herein has been prepared from sources believed to be reliable, but is not guaranteed by Legg Mason Growth Trust, Inc. or Legg Mason Investor Services, LLC as to its accuracy or completeness.

The Investment Commentary is not a part of the Quarterly Report to Shareholders.

Quarterly Report to Shareholders

Legg Mason Growth Trust, Inc. September 30, 2006

Quarterly Report to Shareholders  1

To Our Shareholders,

We are pleased to provide you with Legg Mason Growth Trust’s quarterly report for the three months ended September 30, 2006.

Total returns for various periods ended September 30, 2006, are:

Total ReturnA
	3 Months	12 Months

Growth Trust
Primary Class	+0.11%	−3.35%
Financial Intermediary Class	+0.31%	−2.63%
Institutional Class	+0.42%	−2.31%
S&P 500 Stock Composite IndexB	+5.67%	+10.79%
Lipper Large-Cap Growth Funds IndexC	+1.85%	+2.46%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information for the Primary Class please visit www.leggmasonfunds.com; for the Financial Intermediary and Institutional Classes please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance figures for periods shorter than one year represent cumulative figures and are not annualized. Performance would have been lower if fees had not been waived in various periods.

Information about the Fund’s performance over longer periods of time is shown in the Performance Information section within this report. For more information about the Fund share classes included in this report, please contact your financial advisor.

Many Primary class shareholders invest regularly in Fund shares on a dollar cost averaging basis. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or brokerage accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases over time regardless of fluctuating price levels. Of course, it does not ensure a profit nor protect against declines in the value of your investment.

A Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. No adjustment has been made for any income taxes payable by shareholders.
B A market capitalization-weighted index, composed of 500 widely held common stocks, that is generally considered representative of the U.S. stock market. It is not possible to invest directly in an index.
C An index comprised of the 30 largest funds in the Lipper universe of 768 large-cap growth funds.

2  Quarterly Report to Shareholders

Your financial advisor will be happy to help you establish a dollar cost averaging account should you wish to do so.

Sincerely,

Mark R. Fetting
President

October 13, 2006

Quarterly Report to Shareholders  3

Performance Information

Legg Mason Growth Trust, Inc.

The graphs on the following pages compare the Fund’s total returns to those of the S&P 500 Stock Composite Index. The graphs illustrate the cumulative total return of an initial $10,000 investment in the Primary Class and an initial $1,000,000 investment in each of the Financial Intermediary and Institutional Classes, for the periods indicated. The lines for the Fund represent the total return after deducting all Fund investment management and other administrative expenses and the transaction costs of buying and selling securities. The lines representing the securities market index do not include any transaction costs associated with buying and selling securities in the index or other administrative expenses. Both the Fund’s results and the index’s results assume reinvestment of all dividends and distributions.

Total return measures investment performance in terms of appreciation or depreciation in a Fund’s net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. Average annual returns tend to smooth out variations in a Fund’s return, so that they differ from actual year-to-year results.

4  Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $10,000 Investment — Primary Class

Periods Ended September 30, 2006

	Cumulative	Average Annual
	Total Return	Total Return
One Year	−3.35%	−3.35%
Five Years	+84.76%	+13.06%
Ten Years	+147.10%	+9.47%

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please visit www.leggmasonfunds.com. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Quarterly Report to Shareholders  5

Growth of a $1,000,000 Investment — Financial Intermediary Class

Periods Ended September 30, 2006

	Cumulative	Average Annual
	Total Return	Total Return
One Year	−2.63%	−2.63%
Life of Class*	+4.54%	+1.67%
* Inception date: January 29, 2004

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

A Index returns are for periods beginning January 31, 2004.

6  Quarterly Report to Shareholders

Performance Information — Continued

Growth of a $1,000,000 Investment — Institutional Class

Periods Ended September 30, 2006

	Cumulative	Average Annual
	Total Return	Total Return
One Year	−2.31%	−2.31%
Life of Class*	+3.94%	+1.51%
* Inception date: March 4, 2004

The performance data quoted represents past performance and does not guarantee future results. The performance stated may have been due to extraordinary market conditions, which may not be duplicated in the future. Current performance may be lower or higher than the performance data quoted. To obtain the most recent month-end performance information please call 1-888-425-6432. The investment return and principal value of the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Calculations assume reinvestment of dividends and capital gain distributions. Performance would have been lower if fees had not been waived in various periods.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

B Index returns are for periods beginning February 29, 2004.

Quarterly Report to Shareholders  7

Portfolio Composition (As of September 30, 2006)C

(As a percentage of the portfolio)

Top Ten Holdings (As of September 30, 2006)

% of
Security	Net Assets

Amazon.com, Inc.	6.2%
Nokia Oyj – ADR	5.6%
eBay Inc.	5.3%
American International Group, Inc.	5.2%
Google Inc.	5.1%
General Electric Company	5.0%
IAC/InterActiveCorp	4.9%
Countrywide Financial Corporation	4.8%
Citigroup Inc.	4.8%
Dell Inc.	4.8%

C The Fund is actively managed. As a result, the composition of its portfolio holdings and sectors is subject to change at any time.

8  Quarterly Report to Shareholders

Performance Information — Continued

Selected Portfolio PerformanceD

Strongest performers for the quarter ended September 30, 2006E

1.	Electronic Arts Inc. (EA)	+29.7%
2.	Cisco Systems, Inc.	+17.7%
3.	Harley-Davidson, Inc.	+14.7%
4.	The Goldman Sachs Group, Inc.	+12.7%
5.	American International Group, Inc.	+12.5%
6.	Accenture Ltd.	+12.0%
7.	UnitedHealth Group Incorporated	+9.9%
8.	Intel Corporation	+8.9%
9.	NIKE, Inc.	+8.6%
10.	IAC/InterActiveCorp	+8.6%

Weakest performers for the quarter ended September 30, 2006E

1.	Yahoo! Inc.	–23.4%
2.	Amazon.com, Inc.	–17.0%
3.	Sprint Nextel Corporation	–14.1%
4.	Boston Scientific Corporation	–12.2%
5.	XM Satellite Radio Holdings Inc.	–12.0%
6.	Caterpillar Inc.	–11.3%
7.	QUALCOMM Inc.	–9.0%
8.	Countrywide Financial Corporation	–7.6%
9.	FedEx Corporation	–6.9%
10.	Dell Inc.	–6.6%

Securities added during the quarter	Securities sold during the quarter
None	The DIRECTV Group, Inc.
International Game Technology

D Individual security performance is measured by the change in the security’s price; for stocks, dividends are assumed to be reinvested at the time they were paid.
E Securities held for the entire quarter.

Quarterly Report to Shareholders  9

Portfolio of Investments

Legg Mason Growth Trust, Inc.
September 30, 2006 (Unaudited)
(Amounts in Thousands)

	Shares/Par	Value

Common Stocks and Equity Interests — 96.3%
Consumer Discretionary — 20.4%
Automobiles — 3.6%
Harley-Davidson, Inc.	530	$33,258

Internet and Catalog Retail — 13.0%
Amazon.com, Inc.	1,750	56,210	A
Expedia, Inc.	1,128	17,679	A
IAC/InterActiveCorp	1,550	44,578	A

		118,467

Media — 1.4%
XM Satellite Radio Holdings Inc.	1,000	12,890	A

Textiles, Apparel and Luxury Goods — 2.4%
NIKE, Inc.	250	21,905

Financials — 16.9%
Capital Markets — 2.1%
The Goldman Sachs Group, Inc.	115	19,455

Diversified Financial Services — 4.8%
Citigroup Inc.	875	43,461

Insurance — 5.2%
American International Group, Inc.	715	47,376

Thrifts and Mortgage Finance — 4.8%
Countrywide Financial Corporation	1,250	43,800

Health Care — 8.1%
Health Care Equipment and Supplies — 1.8%
Boston Scientific Corporation	1,100	16,269	A

Health Care Providers and Services — 6.3%
Aetna Inc.	950	37,572
UnitedHealth Group Incorporated	400	19,680

		57,252

10  Quarterly Report to Shareholders

Portfolio of Investments — Continued
Legg Mason Growth Trust, Inc. — Continued

	Shares/Par	Value

Industrials — 8.4%
Air Freight & Logistics — 1.8%
FedEx Corporation	153	$16,574

Industrial Conglomerates — 5.0%
General Electric Company	1,300	45,890

Machinery — 1.6%
Caterpillar Inc.	220	14,476

Information Technology — 41.0%
Communications Equipment — 12.1%
Cisco Systems, Inc.	940	21,620	A
Nokia Oyj – ADR	2,575	50,702
QUALCOMM Inc.	1,050	38,167

		110,489

Computers and Peripherals — 4.8%
Dell Inc.	1,900	43,396	A

Internet Software and Services — 14.8%
eBay Inc.	1,700	48,212	A
Google Inc.	115	46,218	A
Yahoo! Inc.	1,625	41,080	A

		135,510

IT Services — 2.2%
Accenture Ltd.	625	19,819

Semiconductors and Semiconductor Equipment — 2.5%
Intel Corporation	1,100	22,627

Software — 4.6%
Electronic Arts Inc. (EA)	750	41,760	A

Quarterly Report to Shareholders  11

	Shares/Par	Value

Telecommunication Services — 1.5%
Wireless Telecommunication Services — 1.5%
Sprint Nextel Corporation	800	$13,720

Total Common Stocks and Equity Interests (Identified Cost — $800,425)		878,394

Repurchase Agreements — 3.8%
Bank of America 5.32%, dated 9/29/06, to be repurchased at $17,513 on 10/2/06 (Collateral: $16,770 Federal Home Loan Bank notes, 5.5%, due 7/15/36, value $17,848)	$17,505	17,505

Goldman, Sachs & Company 5.29%, dated 9/29/06, to be repurchased at $17,513 on 10/2/06 (Collateral: $18,024 Fannie Mae mortgage-backed securities, 5.5%, due 4/1/36, value $17,855)	17,505	17,505

Total Repurchase Agreements (Identified Cost — $35,010)		35,010

Total Investments — 100.1% (Identified Cost — $835,435)		913,404
Other Assets Less Liabilities — (0.1)%		(867)

Net Assets — 100.0%		$912,537

Net Asset Value Per Share:
Primary Class		$28.01

Financial Intermediary Class		$28.60

Institutional Class		$28.80

A Non-income producing.

ADR — American Depository Receipt.

Notes

Notes

Notes

Fund Information

Investment Adviser

Legg Mason Capital Management, Inc.
Baltimore, MD

Board of Directors

John F. Curley, Jr., Chairman
Mark R. Fetting, President
Dr. Ruby P. Hearn
Arnold L. Lehman
Robin J.W. Masters
Dr. Jill E. McGovern
Arthur S. Mehlman
G. Peter O’Brien
S. Ford Rowan
Robert M. Tarola

Officers

Marie K. Karpinski, Vice President and Chief Financial Officer
Gregory T. Merz, Vice President and Chief Legal Officer
Amy M. Olmert, Vice President and Chief Compliance Officer
Wm. Shane Hughes, Treasurer
Richard M. Wachterman, Secretary

Transfer and Shareholder Servicing Agent

Boston Financial Data Services
Braintree, MA

Custodian

State Street Bank & Trust Company
Boston, MA

Counsel

Kirkpatrick & Lockhart Nicholson Graham LLP
Washington, DC

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP
Baltimore, MD

About the Legg Mason Funds

Equity Funds
American Leading Companies Trust
Classic Valuation Fund
Growth Trust
Special Investment Trust
U.S. Small-Capitalization Value Trust
Value Trust

Specialty Funds
Balanced Trust
Financial Services Fund
Opportunity Trust

Global Funds
Emerging Markets Trust
Global Income Trust
International Equity Trust

Taxable Bond Funds
Core Bond Fund
High Yield Portfolio
Investment Grade Income Portfolio
Limited Duration Bond Portfolio

Tax-Free Bond Funds
Maryland Tax-Free Income Trust
Pennsylvania Tax-Free Income Trust
Tax-Free Intermediate-Term Income Trust

Legg Mason, Inc., based in Baltimore, Maryland, has built its reputation, at least in part, on the success of the Legg Mason Funds, introduced in 1979. The primary purpose of our funds is to enable investors to diversify their portfolios across various asset classes and, consequently, enjoy the stability and growth prospects generally associated with diversification.

The success of our funds is contingent on the experience, discipline, and acumen of our fund managers. We believe the quality of our managers is crucial to investment success. Unlike many firms, which focus on a particular asset class or the fluctuations of the market, at Legg Mason we focus on providing a collection of top-notch managers in all the major asset classes.

Information about the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is contained in the Statement of Additional Information, available without charge upon request by calling 1-800-822-5544 or on the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is also available on the SEC’s website or through the Legg Mason Fund’s website at www.leggmason.com/Funds/about/aboutlmf.asp#results.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. You may obtain a free copy of the Fund’s portfolio holdings, as filed on Form N-Q, by contacting the Fund at the appropriate phone number, address or website listed below. Additionally, the Fund’s Form N-Q is available on the SEC’s website or may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room can be obtained by calling 1-800-SEC-0330.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

Legg Mason Funds	Legg Mason Investor Services — Institutional
For Primary Class Shareholders	For FI and I Class Shareholders
c/o BFDS, P.O. Box 55214	c/o BFDS, P.O. Box 8037
Boston, MA 02205-8504	Boston, MA 02206-8037
800-822-5544	888-425-6432
www.leggmasonfunds.com	www.lminstitutionalfunds.com

Legg Mason Investor Services, LLC, Distributor

A Legg Mason, Inc. subsidiary

LMF-222 (11/06) 06-0674